TrueShares Low Volatility Equity Income ETF
Schedule of Investments
September 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.3%
Aerospace & Defense - 3.7%
Lockheed Martin Corp.	5,532	$2,262,367

Agriculture - 10.7%
Altria Group, Inc.	28,203	1,185,936
British American Tobacco PLC - ADR (a)	90,098	2,829,978
Philip Morris International, Inc.	27,845	2,577,890
		6,593,804
Banks - 2.9%
Morgan Stanley	22,011	1,797,638

Building Materials - 3.2%
CRH PLC (a)	35,419	1,938,482

Cosmetics and Personal Care - 3.4%
Kenvue, Inc.	104,677	2,101,914

Electric - 12.2%
American Electric Power Co., Inc.	36,604	2,753,353
FirstEnergy Corp.	68,590	2,344,406
WEC Energy Group, Inc.	29,938	2,411,506
		7,509,265
Food - 2.1%
The Kroger Co.	28,086	1,256,849

Healthcare Products - 2.8%
Medtronic PLC (a)	21,620	1,694,143

Healthcare Services - 5.3%
UnitedHealth Group, Inc.	6,507	3,280,764

Oil & Gas - 15.2%
Chevron Corp.	16,202	2,731,981
Coterra Energy, Inc.	66,948	1,810,943
Devon Energy Corp.	36,899	1,760,082
Exxon Mobil Corp.	25,884	3,043,441
		9,346,447
Pharmaceuticals - 5.4%
AbbVie, Inc.	12,231	1,823,153
Johnson & Johnson	9,709	1,512,177
		3,335,330
Pipelines - 3.6%
Kinder Morgan, Inc.	132,384	2,194,927

Retail - 2.8%
Genuine Parts Co.	12,075	1,743,389

Savings & Loans - 3.3%
New York Community Bancorp, Inc.	177,821	2,016,490

Semiconductors - 9.4%
Analog Devices, Inc.	10,375	1,816,559
Broadcom, Inc.	2,231	1,853,024
QUALCOMM, Inc.	18,845	2,092,925
		5,762,508
Telecommunications - 9.3%
AT&T, Inc.	195,838	2,941,486
Verizon Communications, Inc.	86,199	2,793,710
		5,735,196
TOTAL COMMON STOCKS (Cost $59,978,464)		58,569,513

MONEY MARKET FUNDS - 4.5%
First American Treasury Obligations Fund - Class X, 5.26% (b)	2,746,794	2,746,794
TOTAL MONEY MARKET FUNDS (Cost $2,746,794)		2,746,794

TOTAL INVESTMENTS (Cost $62,725,258) - 99.8%		61,316,307
Other assets and liabilities, net - 0.2%		133,326
TOTAL NET ASSETS - 100.0%		$61,449,633

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Foreign issued security.
(b)	The rate shown is the seven day yield at period end.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund's investments carried at fair value as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$58,569,513	$-	$-	$58,569,513
Money Market Funds	2,746,794	-	-	2,746,794
Total Investments - Assets	$61,316,307	$-	$-	$61,316,307

*See Schedule of Investments for industry classifications.